UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 12, 2025

DOGWOOD THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39811	85-4314201
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

, GA
44 Milton Avenue Alpharetta, GA	30009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (866) 620-8655

(Former Name or Former Address, if Changed Since Last Report) Not Applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DWTX	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Debt Exchange and Cancellation Agreement

On March 12, 2025, Dogwood Therapeutics, Inc., a Delaware corporation (the “Company”), entered into a Debt Exchange and Cancellation Agreement (the “Exchange and Cancellation Agreement”) with Conjoint Inc., a Delaware corporation (“Lender”). As previously disclosed, the Company and Lender entered into a Loan Agreement on October 7, 2024 (the “Loan Agreement”) whereby Lender agreed to make loans to the Company in the aggregate principal amount of $19,500,000. Pursuant to the terms of the Exchange and Cancellation Agreement, the principal amount of all loans made to the Company under the Loan Agreement, along with accrued interest through March 12, 2025 (as of such date, an aggregate of $19,926,891), will be deemed repaid and all of the Company’s obligations with respect to the principal amount and accrued interest will be satisfied in full and cancelled in exchange for 284.2638 shares of the Company’s Series A-1 Non-Voting Convertible Preferred Stock, par value $0.0001 per share (the “Series A-1 Preferred Stock”) (as described below), based on a price per underlying share of common stock, par value $0.0001 per share (“Common Stock”) of $7.01. Each share of Series A-1 Preferred Stock is convertible into 10,000 shares of Common Stock, subject to certain conditions set forth in the Certificate of Designation (as defined below). The price per share of the Series A-1 Preferred Stock was determined by reference to the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately prior to the signing of the Exchange and Cancellation Agreement.

Reference is made to the discussion of the Series A-1 Preferred Stock and summary of the Certificate of Designation in Item 5.03 of this Current Report on Form 8-K, which is incorporated into this Item 1.01 by reference.

The foregoing description of the Exchange and Cancellation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange and Cancellation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Joinder and Amendment No. 1 to Registration Rights Agreement

In connection with the execution of the Exchange and Cancellation Agreement, the Company entered into a Joinder and Amendment No. 1 to the Registration Rights Agreement, dated as of October 7, 2024 (the “Registration Rights Agreement”), with Sealbond Limited, a British Virgin Islands corporation, and Lender (the “Registration Rights Agreement Amendment”). The Registration Rights Agreement Amendment adds Lender as a party to the Registration Rights Agreement and amends the definition of “Registrable Securities” thereunder to include the shares of Common Stock issuable to Lender upon conversion of the Series A-1 Preferred Stock issued to it pursuant to the Exchange and Cancellation Agreement. No other material changes were made to the Registration Rights Agreement as disclosed in the Company’s Report on Form 8-K on October 7, 2024.

The foregoing summary of the Registration Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Support Agreement

In connection with the execution of the Exchange and Cancellation Agreement, the Company entered into support agreements (the “Support Agreements”) with the members of Tungsten Advisors LLC, the Company’s financial advisor (“Tungsten”). Pursuant to the Support Agreements, among other things, the members have agreed to vote or cause to be voted all of the shares of Common Stock owned by each of them in favor of (i) the approval of the conversion of shares of Series A-1 Preferred Stock into shares of Common Stock (a “Conversion Proposal”) in accordance with the rules of the Nasdaq Stock Market LLC (“Nasdaq”) and (ii) if deemed necessary or appropriate by the Company or as otherwise required by applicable law or contract, the approval of an amendment to the Company’s certificate of incorporation, as amended (the “Charter”), to authorize a reverse stock split of all outstanding shares of Common Stock at a reverse split ratio to be reasonably determined by the Company for the purpose of maintaining compliance with Nasdaq listing standards.

The foregoing description of the Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Support Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

Pursuant to the Exchange and Cancellation Agreement, the Company issued shares of Series A-1 Preferred Stock. This issuance was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 3(a)(9) and/or Section 4(a)(2) of the Securities Act.

Neither this Current Report on Form 8-K nor any of the exhibits attached hereto will constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock, Series A-1 Preferred Stock or any other securities of the Company.

Item 3.03Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03

Item 5.03Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

On March 12, 2025, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A-1 Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware in connection with the Exchange and Cancellation Agreement referenced in Item 1.01 above. The Certificate of Designation provides for the designation of shares of the Series A-1 Preferred Stock.

Holders of Series A-1 Preferred Stock are not entitled to receive dividends on shares of Series A-1 Preferred Stock. Except as otherwise required by law, the Series A-1 Preferred Stock does not have voting rights. However, as long as any shares of Series A-1 Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then-outstanding shares of the Series A-1 Preferred Stock, (i) alter or change adversely the powers, preferences or rights given to the Series A-1 Preferred Stock or alter or amend the Certificate of Designation, amend or repeal any provision of, or add any provision to, the Charter or Amended and Restated Bylaws of the Company, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series A-1 Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Charter or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series A-1 Preferred Stock, or increase or decrease (other than by conversion) the number of authorized shares of Series A-1 Preferred Stock (iii) prior to the Stockholder Approval (as defined in the Certificate of Designation) or at any time while at least 30% of the originally issued Series A-1 Preferred Stock remains issued and outstanding, consummate either: (A) any Fundamental Transaction (as defined in the Certificate of Designation) or (B) any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, or (iv) enter into any agreement with respect to any of the foregoing.

The Series A-1 Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding-up of the Company, whether voluntarily or involuntarily.

Following stockholder approval of a Conversion Proposal, each share of Series A-1 Preferred Stock will automatically convert into 10,000 shares of Common Stock, subject to certain limitations provided in the Certificate of Designation, including that the Company shall not affect any conversion of Series A-1 Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion (the “Beneficial Ownership Limitation”); provided, however, that the Beneficial Ownership Limitation will not apply after the stockholder approval of a “change of control” under Nasdaq Listing Rules 5110 and 5635(b) and upon the occurrence of certain other events as set forth in the Certificate of Designation.

The foregoing description of the Series A-1 Preferred Stock and Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On March 12, 2025 the Company issued a press release announcing the transactions described in this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in the filings of the Company under the Securities Act.

Cautionary Note Regarding Forward Looking Statements

This Form 8-K contains “forward-looking statements,” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 about the future expectations, plans, that involve substantial risks and uncertainties. In some cases, you can identify forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” “will,” or “would,” and or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, stock listing, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements, including risks regarding the continued listing of our common stock, as well as the risks set forth in the Amended Annual Report on Form 10-K/A for the year ended December 31, 2023 and the Company’s quarterly report on Form 10- Q for the quarterly period ended September 30, 2024, which are filed with the Securities and Exchange Commission. Although we believe that we have a reasonable basis for each forward-looking statement contained in this Form 8-K, we caution you that these statements are based on a combination of facts and factors currently known by us and our expectations of the future, about which we cannot be certain.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Series A-1 Non-Voting Convertible Preferred Stock of Dogwood Therapeutics, Inc., dated March 12, 2025.
10.1	Debt Exchange and Cancellation Agreement, dated March 12, 2025, by and between Dogwood Therapeutics, Inc. and Conjoint, Inc.
10.2	Joinder and Amendment No. 1 to Registration Rights Agreement, dated March 12, 2025, by and between Dogwood Therapeutics, Inc., Sealbond Limited, and Conjoint Inc.
10.3	Form of Support Agreement.

99.1	Press Release of Dogwood Therapeutics, Inc., dated March 12, 2025 (furnished herewith).
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOGWOOD THERAPEUTICS, INC.

	By:	/s/ Angela Walsh
	Name:	Angela Walsh
	Title:	Chief Financial Officer, Corporate Secretary and Treasurer
March 12, 2025